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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger China-U.S. Growth Fund

ANNUAL REPORT
October 31, 2009

Table of Contents

ALGER CHINA-U.S. GROWTH FUND

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	8

Portfolio Summary (Unaudited)	9

Schedule of Investments	11

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Additional Information (Unaudited)	34

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Dear Shareholders,	November 30, 2009

Year-in-Review

At Alger, we are optimistic that the unprecedented turmoil that began roughly a year ago in September 2008 has ended, although we believe there may be some “pause” in the dramatic rally that began in March 2009. We think it will be, in 2010, a pause that serves to “refresh”. Ultimately, we believe a new bull market has begun, and one that will play out over several years.

Since March 2009, equity performance worldwide has been remarkable amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. For the one year period ending 10/31/09, the S&P 500 Index delivered 9.79%. The Russell 1000, Russell Midcap and Russell 2000 Indexes each returned 6.46%, 18.75%, and 11.20%, respectively, with midcap stocks outperforming small and large cap stocks. Growth stocks significantly outperformed value as indicated by the Russell 1000 Growth and Value Indexes, which returned 17.52% and 4.78%, respectively. On the international front, European equity markets gained more than 23.04% (MSCI Europe) while emerging equity markets (MSCI EMF) rose an astounding 64.63%. In addition to positive performance by equity markets around the globe, credit markets showed some of the strongest performance on record with the U.S. High Yield market (Barclays Capital U.S. High Yield Index) returning 30.26% for the 1-year period ended 10/31/09. The investment grade credit market (Barclays Capital U.S. Credit Index) also showed a significant 1-Year return, gaining nearly 27.58%, over the same time period. Thus, in the broader context of financial markets, U.S. equities have trailed their credit and international counterparts as U.S. companies grapple with an uneven period of financial crisis and economic paralysis.

We believe the recession in the U.S. largely ended in third quarter of 2009, but a full economic recovery in the U.S. is far from complete. The various government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have succeeded in taking the worst case scenario of a total financial system collapse off the table. This success is evident, in our opinion, by the improving economic activity throughout the world, not to mention better functioning capital and funding markets. For the U.S., it is likely that the broadest measures of our economy will support our view at Alger that, near term, a stronger than expected recovery continues into early 2010. However, we expect at some point that the ability of the U.S. economy to leverage the momentum of recovery with “true” growth in 2010 and beyond will be a source of anxiety for U.S. markets. The consensus economic view appears to be that the U.S. will experience a long period of subdued expansion. We, too, believe weakness in the job market is likely to persist and will make whatever economic conditions the U.S. experiences “feel” recessionary for many Americans well into 2010.

U.S. unemployment is approximately 10%, its highest level in nearly 26 years, and discouraged and part-time workers (those who have either temporarily given up looking for work or have part-time jobs but want full-time work) likely place the true unemployment rate closer to 17%. While unemployment does have an adverse impact on consumer sentiment and spending, it has historically been a lagging indicator that typically improves after the overall economy improves. Therefore, we believe unemployment is likely to remain stagnant in 2010, even as other areas of the economy continue to show signs of improvement. This pattern is typical of post-recessionary periods of recovery, and we see no reason it won’t hold true today.

As we look back over the past year, it is very clear that Corporate America responded to this downturn more rapidly and with more decisiveness than past recessions. Quite likely, this rapid response to deteriorating business conditions, as well as financial markets, was assisted by the widespread adoption of “just in time” inventory management, sophisticated customer demand prediction and analysis software and methodologies, and the development of flexible, outsourced supply chain management by Corporate America over the last two decades. The result this past year was very aggressive expense cutting, headcount reductions, and capital expenditure deferrals (and cancellations) as we moved through the financial crisis and this recession. This was evident in second quarter earnings reports in July, and repeated recently in October, in the surprisingly strong margins, earnings and cash flows within Corporate America (represented by the S&P 500 and publicly traded companies profit performance as tracked by Alger’s analysts), even as revenues were often weaker than expected (especially in the second quarter) or remain significantly lower than prior year levels (especially in the third quarter).

Looking Ahead

Companies now face different decisions as they look to the future — many are already rehiring employees or restarting capital expenditures or deferred investments in their businesses. While some companies will wait for more clarity on economic conditions before increasing investments, others, particularly those participating in markets that have strong long term growth outlooks, will recognize in today’s markets an opportunity to gain market share or enter new markets when costs are lower, and perhaps competition is less than it was (e.g., due to the elimination of financially weaker players). Many of the best known, most successful businesses today were started in the midst of economic recessions for this very reason.

Moreover, it is in the midst of wrenching change within an economy or industry, that opportunity is created for new business models, new ways of doing things, new services and goods that attract a customer with a “changed” perception of need, want and value. We are, clearly, in the midst of such a period. Indeed, the news today is often only tangentially about “the facts” of an event, and much more a debate in our newspapers and on TV, in the halls of government and around the Thanksgiving dinner table, about what are the new values of our society – represented both by what we believe and what we do both as citizens and consumers and, yes, capitalists.

Change is inevitable. Companies – even those with long-standing track records – are not static. Truly successful companies are run by dynamic people who can adapt, change, and grow. This also holds true for the U.S. economy, which has thrived because of its ability to adapt to the positive dynamic changes that are occurring globally. When change happens, some investors panic, while others turn a blind eye, whereas others, like ourselves, accept and embrace change. At Alger, change equals opportunity. We believe that when change occurs – whether it is in a company, sector, industry or the economy - the best investment opportunities emerge and we seek to quickly capture them. This is exactly what we have done over the last year as the market created so many attractive opportunities at very reasonable valuations. The current environment continues to provide us with strong opportunities demonstrating the benefits of our rigorous, original and fundamental research approach in uncovering companies with the strongest fundamentals and the ability to leverage change strategically.

We think the key to success going forward will be dependent largely on identifying companies undergoing Positive Dynamic Change, which we believe offer the best long-term growth potential for our clients. We have been utilizing this approach since 1964 and it has been the driving force behind our investment philosophy.

At Alger, we are bullish on the future of U.S. equity investing. However, we think the stock markets will, and probably should, pause in their rally since March 2009 – and that such a period of consolidation is likely in 2010. Economic uncertainty is high, and that alone should give investors reason to doubt in 2010. We have already seen in 2009 that the vast majority of investment flows in the mutual fund industry has been into cash, short term bond funds, and international (especially emerging market equities), and out of U.S. equities generally. However, publicly traded U.S. equities are not a simple representation of the U.S. economy; in fact, they represent an elite subset of Corporate America. In general, they are the leaders in their industries – some by innovations long ago, and others by innovations so recent we have trouble remembering that they didn’t exist a decade or two ago. They represent some of the most astute global competitors, and derive a significant percentage of their revenues and profits from their success in international markets. Their fundamental operating results so far in 2009 have significantly outperformed investor expectations and led those of the broader U.S. economy. Moreover, we believe these companies are likely to continue to improve as global economic recovery takes hold in late 2010 and the years beyond. Thus, we believe 2010 will offer investors an excellent period to “buy the dips” and for stock investing based on identifying companies with superior growth long term and the financial and other strengths to capitalize on their market opportunities globally. As investors become comfortable with the strength of the U.S. and global economic recovery, we believe U.S. equities, particularly “growth” equities, will once again find strong favor, offering a combination of fundamental performance, growth opportunities and sector leadership, and attractive valuation within a global universe. Thus, while credit and international stocks have led the first phase of this recovery in financial markets, we think it is the natural course of the investment cycle to return to U.S. equities in the years ahead.

Portfolio Matters

For the twelve-month period ending October 31, 2009, the Alger China-U.S. Growth Fund returned 33.07%. During the same period the S&P 500 Index returned 9.79%, and the MSCI Zhong Hua Index returned 70.97%.

During the period, the largest portfolio weightings in the Alger China-U.S. Growth Fund were in the Information Technology and Financials sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Health Care. Relative outperformance in the Financials and Materials sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Energy and Health Care.

Among the most important relative contributors were Hong Kong Exchanges & Clearing Ltd., Vale S.A. (ADS), China Life Insurance Co. Ltd. (China), China High Speed Transmission Equipment Group Co. Ltd., and Tencent Holdings Ltd. Conversely, detracting from overall results on a relative basis were Autodesk Inc., JA Solar Holdings Co. Ltd. (ADS), Peabody Energy Corp., SINA Corp., and Freeport-McMoRan Copper & Gold Inc.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund returns represent the fiscal twelve-month period return of Class A shares prior to the deduction of any sales charges. The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2009. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Fund during the twelve-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging, such as the Alger China-U.S. Growth Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                  Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

•                  Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•                  Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•                  Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

•                  MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  Barclays Capital U.S. Corporate High Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba 1/BB+/BB+ or below. The index excludes Emerging Markets debt. The index was created in 1986, with index history backfilled to January 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S.Universal and Global High-Yield Indices.

•                  Barclays Capital U.S. Credit Index is comprised of the U.S. Corporate Index and the non-native currency subcomponent of the U.S. Government-Related Index. The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect the index’s composition of both corporate and non-corporate issuers. The U.S. Credit Index includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in USD. Index history is available since 1973. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

•                  Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                  The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

FUND PERFORMANCE AS OF 9/30/09 (Unaudited) †

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger China-U.S. Growth Class A (Inception 11/3/03)	(1.59)%	10.78%	n/a	10.61%
Alger China-U.S. Growth Class C* (Inception 3/3/08)	2.10%	11.36%	n/a	10.98%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*                 Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares. Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed. If Class A sales charges were reflected, annual returns for the Class C shares would be lower. The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER CHINA-U.S. GROWTH FUND

Fund Highlights Through October 31, 2009 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger China-U.S. Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) on November 3, 2003, the inception date of the Alger China-U.S. Growth Fund Class A, through October 31, 2009. The figures for the Alger China-U.S. Growth Fund Class A shares, the S&P 500 Index, and the MSCI Zhong Hau Index include reinvestment of dividends.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/09 †

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 11/3/03)	26.09%	10.16%	n/a	10.22%
S&P 500 Index	9.79%	0.33%	n/a	1.51%
MSCI Zhong Hau Index	70.97%	14.96%	n/a	13.68%

Class C (Inception 3/3/08)*	31.15%	10.74%	n/a	10.57%
S&P 500 Index	9.79%	0.33%	n/a	1.51%
MSCI Zhong Hau Index	70.97%	14.96%	n/a	13.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†                  Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*                 Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares. Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed. If Class A sales charges were reflected, annual returns for the Class C shares would be lower. The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY †

October 31, 2009 (Unaudited)

Alger China-
U.S. Growth
COUNTRY	Fund
Australia	1.0%
Brazil	3.1
Canada	2.0
Cayman Islands	2.1
China	26.9
Hong Kong	19.9
Ireland	1.1
Japan	1.8
Switzerland	0.9
Taiwan	11.3
United States	27.5
Cash and Net Other Assets	2.4
100.0%

†    Based on net assets.

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ALGER CHINA-U.S. GROWTH FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—95.0%
AUSTRALIA—1.0%
COAL & CONSUMABLE FUELS—1.0%
Linc Energy Ltd.*,(L2) (Cost $440,843)	481,750	$670,877

BRAZIL—1.4%
DIVERSIFIED METALS & MINING—1.4%
Vale S.A.# (Cost $408,975)	38,950	992,835

CANADA—2.0%
COMMUNICATIONS EQUIPMENT—0.5%
Research In Motion Ltd.*	6,250	367,063

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Potash Corporation of Saskatchewan Inc.	5,250	487,095

GOLD—0.8%
Yamana Gold Inc.	52,150	555,398

TOTAL CANADA (Cost $1,296,106)		1,409,556

CAYMAN ISLANDS—2.1%
APPLICATION SOFTWARE—1.1%
VanceInfo Technologies Inc.#*	52,550	793,505

INTERNET SOFTWARE & SERVICES—1.0%
Tencent Holdings Ltd.(L2)	38,250	666,027

TOTAL CAYMAN ISLANDS (Cost $778,349)		1,459,532

CHINA 26.9%
AGRICULTURAL PRODUCTS—1.1%
Ausnutria Dairy Corp Ltd.*	842,000	732,245

COAL & CONSUMABLE FUELS—1.6%
China Shenhua Energy Co.(L2)	254,000	1,137,866

COMMUNICATIONS EQUIPMENT—0.4%
ZTE Corp.(L2)	53,548	297,739

COMPUTER & ELECTRONICS RETAIL—1.1%
GOME Electrical Appliances Holdings Ltd.*,(L2)	2,558,000	749,310

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
China National Materials Co., Ltd. (L2)	533,000	422,385
Guangzhou Shipyard International Co., Ltd. *,(L2)	144,000	265,468
		687,853
CONSTRUCTION MATERIALS—0.9%
China National Building Material Co., Ltd.(L2)	284,000	611,187

DISTILLERS & VINTNERS—0.9%
Yantai Changyu Pioneer Wine Co.*,(L2)	88,200	648,357

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
DIVERSIFIED BANKS—3.7%
Bank of China Ltd. (L2)	981,000	$564,096
China Construction Bank Corp. (L2)	1,264,000	1,089,727
Industrial & Commercial Bank of China (L2)	1,164,000	926,090
		2,579,913
DIVERSIFIED METALS & MINING—1.1%
China Metal Recycling Holdings Ltd.*	528,600	770,708

ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Byd Co., Ltd.*,(L2)	17,000	155,854

GOLD—0.5%
Zhaojin Mining Industry Co., Ltd.(L2)	199,000	347,896

HEALTH CARE EQUIPMENT—1.5%
China Medical Technologies Inc. #	36,500	573,050
Mindray Medical International Ltd. #	16,300	500,899
		1,073,949
HOME ENTERTAINMENT SOFTWARE—0.5%
Perfect World Co., Ltd.#*	7,600	334,476

HOTELS RESORTS & CRUISE LINES—0.8%
Ctrip.com International Ltd.#*	9,900	530,046

INDUSTRIAL MACHINERY—0.8%
Duoyuan Global Water Inc. #*	8,800	288,464
SmartHeat Inc. *	33,050	295,467
		583,931
INSURANCE BROKERS—0.2%
CNinsure Inc#	8,200	166,214

INTEGRATED OIL & GAS—2.1%
China Petroleum & Chemical Corp. (L2)	528,000	446,450
PetroChina Co., Ltd. (L2)	846,000	1,017,970
		1,464,420
INTERNET SOFTWARE & SERVICES—2.6%
Baidu Inc. #*	2,050	774,736
Netease.com #*	29,650	1,145,082
		1,919,818
LEISURE PRODUCTS—0.6%
Anta Sports Products Ltd.(L2)	350,000	420,685

LIFE & HEALTH INSURANCE—2.4%
China Life Insurance Co., Ltd.(L2)	351,000	1,611,622

PACKAGED FOODS & MEATS—0.9%
China Yurun Food Group Ltd.(L2)	289,000	592,496

PAPER PRODUCTS—1.0%
Nine Dragons Paper Holdings Ltd.(L2)	476,649	679,155

REAL ESTATE SERVICES—1.0%
E-House China Holdings Ltd.#*	42,600	728,886

TOTAL CHINA (Cost $15,018,890)		18,824,626

	SHARES	VALUE
HONG KONG—19.9%
CONSTRUCTION & ENGINEERING—0.6%
China State Construction International Holdings Ltd.(L2)	1,113,600	$447,513

CONSUMER ELECTRONICS—0.6%
TCL Multimedia Technology Holdings Ltd.*,(L2)	516,000	404,135

DIVERSIFIED BANKS—0.5%
Bank of East Asia Ltd.(L2)	106,600	373,936

ELECTRONIC COMPONENTS—1.8%
AAC Acoustic Technologies Holdings Inc. (L2)	614,000	770,207
Truly International Holdings (L2)	470,000	484,209
		1,254,416
ELECTRONIC MANUFACTURING SERVICES—0.8%
Ju Teng International Holdings Ltd.*,(L2)	710,000	562,216

GAS UTILITIES—0.7%
China Resources Gas Group Ltd.(L2)	500,000	476,901

INDUSTRIAL CONGLOMERATES—0.7%
Hutchison Whampoa Ltd.(L2)	69,000	484,300

LEISURE PRODUCTS—0.7%
Fushan International Energy Group Ltd.*,(L2)	658,000	505,092

MARINE—0.5%
Orient Overseas International Ltd.(L2)	76,000	373,202

MARINE PORTS & SERVICES—0.9%
China Merchants Holdings International Co., Ltd.(L2)	200,000	639,122

MULTI-LINE INSURANCE—1.0%
China Taiping Insurance Holdings Co., Ltd.*,(L2)	204,000	713,793

OIL & GAS EXPLORATION & PRODUCTION—0.7%
CNOOC Ltd.(L2)	327,000	484,835

RAILROADS—0.8%
MTR Corp.(L2)	163,921	582,663

REAL ESTATE MANAGEMENT & DEVELOPMENT—5.5%
Cheung Kong Holdings Ltd. (L2)	75,000	956,586
China Resources Enterprise Ltd. (L2)	244,400	820,083
China Resources Land Ltd. (L2)	280,225	675,739
New World Development Ltd. (L2)	271,000	582,623
Sino Land Co., Ltd. (L2)	194,000	371,430
Sun Hung Kai Properties Ltd. (L2)	26,000	392,594
		3,799,055
SPECIALIZED FINANCE—3.0%
Hong Kong Exchanges and Clearing Ltd.(L2)	120,450	2,117,187

WIRELESS TELECOMMUNICATION SERVICES—1.1%
China Mobile Ltd.(L2)	84,500	792,134

TOTAL HONG KONG (Cost $9,568,213)		14,010,500

	SHARES	VALUE
COMMON STOCKS (CONT.)
IRELAND—1.1%
HEALTH CARE EQUIPMENT—1.1%
Covidien PLC (Cost $702,456)	16,200	$682,344

JAPAN—1.8%
AUTOMOBILE MANUFACTURERS—0.7%
Honda Motor Co., Ltd.(L2)	15,050	462,252

HOME ENTERTAINMENT SOFTWARE—1.1%
Nintendo Co., Ltd.#	24,650	774,257

TOTAL JAPAN (Cost $1,308,749)		1,236,509

SWITZERLAND—0.9%
OIL & GAS DRILLING—0.9%
Transocean Ltd.* (Cost $348,980)	7,850	658,694

TAIWAN—11.3%
AUTOMOBILE MANUFACTURERS—0.5%
Yulon Motor Co., Ltd.*,(L2)	333,000	372,466

COMPUTER HARDWARE—1.3%
Wistron Corp. *,(L2)	313,009	523,999
Wistron NeWeb Corp. *,(L2)	277,000	366,312
		890,311
COMPUTER STORAGE & PERIPHERALS—1.0%
InnoLux Display Corp. *,(L2)	268,830	354,079
Lite-On Technology Corp. *,(L2)	281,501	370,754
		724,833
DISTRIBUTORS—1.0%
WPG Holdings Co., Ltd.*,(L2)	505,000	690,901

DIVERSIFIED BANKS—1.1%
Chinatrust Financial Holding Co., Ltd. *,(L2)	655,176	393,547
First Financial Holding Co., Ltd. *,(L2)	640,625	370,083
		763,630
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Cheng Uei Precision Industry Co., Ltd. *,(L2)	286,620	544,524
Simplo Technology Co., Ltd. *,(L2)	84,128	431,995
		976,519
ELECTRONIC COMPONENTS—0.5%
Wintek Corp.*,(L2)	510,000	339,623

ELECTRONIC MANUFACTURING SERVICES—2.1%
HON HAI Precision Industry Co., Ltd.*,(L2)	365,200	1,430,425

LIFE & HEALTH INSURANCE—0.6%
Cathay Financial Holding Co., Ltd.*,(L2)	242,000	414,998

OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
Fubon Financial Holding Co., Ltd.*,(L2)	147,000	163,116

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
PACKAGED FOODS & MEATS—0.4%
Uni-President Enterprises Corp.*,(L2)	274,572	$306,365

SEMICONDUCTORS—1.1%
Pixart Imaging Inc. *,(L2)	44,434	313,236
Taiwan Semiconductor Manufacturing Co., Ltd. #	44,571	425,207
		738,443
TOTAL TAIWAN (Cost $5,946,392)		7,811,630

UNITED STATES—26.6%
AEROSPACE & DEFENSE—0.5%
BE Aerospace Inc.*	18,450	327,119

AIR FREIGHT & LOGISTICS—1.2%
United Parcel Service Inc., CI. B	15,550	834,724

APPLICATION SOFTWARE—0.5%
SolarWinds Inc.*	18,900	336,420

BIOTECHNOLOGY—1.1%
Alexion Pharmaceuticals Inc. *	4,850	215,389
Celgene Corp. *	4,550	232,278
Human Genome Sciences Inc. *	18,000	336,419
		784,086
CASINOS & GAMING—1.1%
International Game Technology	8,500	151,640
Las Vegas Sands Corp. *	42,550	642,080
		793,720
COMMERCIAL PRINTING—0.3%
Warnaco Group Inc., /The*	4,500	182,385

COMMUNICATIONS EQUIPMENT—3.4%
Cisco Systems Inc. *	56,950	1,301,307
Qualcomm Inc.	24,250	1,004,192
		2,305,499
COMPUTER HARDWARE—0.6%
Apple Inc.*	2,250	424,125

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Cummins Inc.	7,150	307,879
Deere & Co.	10,950	498,774
		806,653
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	1,550	339,481

ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
First Solar Inc.*	2,300	280,439

ELECTRONIC EQUIPMENT MANUFACTURERS—0.7%
Hollysys Automation Technologies Ltd.*	48,000	461,760

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Mosaic Co., /The	10,750	$502,348

GENERAL MERCHANDISE STORES—0.5%
Target Corp.	7,750	375,333

HEALTH CARE EQUIPMENT—0.2%
Intuitive Surgical Inc.*	700	172,445

HYPERMARKETS & SUPER CENTERS—1.0%
Wal-Mart Stores Inc.	13,800	685,584

INDUSTRIAL MACHINERY—0.7%
SPX Corp.	9,100	480,298

INTERNET RETAIL—0.5%
Amazon.com Inc.*	3,100	368,311

INTERNET SOFTWARE & SERVICES—1.7%
GSI Commerce Inc. *	18,250	346,203
Yahoo! Inc. *	50,950	810,104
		1,156,307
LIFE & HEALTH INSURANCE—0.2%
Prudential Financial Inc.	3,800	171,874

LIFE SCIENCES TOOLS & SERVICES—0.4%
Illumina Inc.*	8,600	276,060

OIL & GAS EQUIPMENT & SERVICES—0.8%
Smith International Inc.	19,500	540,735

OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
Bank of America Corp.	11,450	166,941

PHARMACEUTICALS—1.5%
Johnson & Johnson	17,750	1,048,138

RESTAURANTS—0.8%
Yum! Brands Inc.	16,450	542,028

SEMICONDUCTORS—3.3%
Altera Corp. *	25,700	508,603
Atheros Communications Inc. *	15,000	369,300
Broadcom Corp., Cl. A *	5,650	150,347
Intel Corp.	30,950	591,454
Skyworks Solutions Inc. *	64,150	669,084
		2,288,788
SPECIALIZED FINANCE—0.5%
CME Group Inc.	1,150	348,002

SPECIALIZED REITS—0.1%
Host Hotels & Resorts Inc.	4,050	40,946

STEEL—0.6%
Cliffs Natural Resources Inc.	11,200	398,384

SYSTEMS SOFTWARE—1.3%
Microsoft Corp.	31,500	873,495

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
TOTAL UNITED STATES (Cost $16,765,957)		$18,312,428
TOTAL COMMON STOCKS (Cost $52,583,910)		66,069,531

CONVERTIBLE PREFERRED STOCK—1.7%
BRAZIL—1.7%
DIVERSIFIED METALS & MINING—1.7%
Vale Capital II, 6.75%, 6/15/2012* (Cost $922,688)	14,935	1,178,820

	PRINCIPAL
	AMOUNT
CORPORATE BONDS—0.9%
UNITED STATES—0.9%
CASINOS & GAMING—0.9%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 6.63%, 12/1/14(L2) (Cost $614,100)	670,000	639,850

SHORT-TERM INVESTMENTS—2.1%
TIME DEPOSITS—2.1%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $1,486,008)	1,486,008	1,486,008

Total Investments (Cost $55,606,706)(a)	99.7%	69,374,209
Other Assets in Excess of Liabilities	0.3	209,909
NET ASSETS	100.0%	$69,584,118

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $58,070,223 amounted to $11,303,986 which consisted of aggregate gross unrealized appreciation of $15,238,839 and aggregate gross unrealized depreciation of $3,934,853.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities October 31, 2009

ASSETS:
Investments in securities, at value (identified cost)*
see accompanying schedules of investments	$69,374,209
Foreign cash**	869,786
Receivable for shares of beneficial interest sold	97,731
Dividends and interest receivable	62,870
Prepaid expenses	33,128
Total Assets	70,437,724
LIABILITIES:
Payable for investment securities purchased	474,168
Payable for shares of beneficial interest redeemed	178,453
Accrued investment advisory fees	73,135
Accrued transfer agent fees	34,295
Accrued distribution fees	16,192
Accrued administrative fees	1,676
Accrued other expenses	75,687
Total Liabilities	853,606
NET ASSETS	$69,584,118
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	92,731,487
Undistributed net investment income (accumulated loss)	(33,146)
Undistributed net realized gain (accumulated realized loss)	(36,881,698)
Net unrealized appreciation on investments	13,767,475
NET ASSETS	$69,584,118
Net Assets By Class
Class A	$67,989,031
Class C	$1,595,087
Shares Of Beneficial Interest
Outstanding—Note 6
Class A	5,017,088
Class C	118,751
Net Asset Value Per Share
Class A	$13.55
Class C	$13.43
Offering Price Per Share(a)
Class A	$14.30
Class C	$13.43

*Identified Cost	$55,606,706
**Cost of Foreign Cash	$869,757

(a) Class A Offering Price includes a 5.25% sales charge.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Operations

For the year ended October 31, 2009

INCOME
Dividends (net of foreign withholding taxes*)	$1,034,849
Interest	13,092
Total Income	1,047,941
EXPENSES
Advisory fees—Note 3(a)	688,120
Distribution fees—Note 3(f):
Class A	141,574
Class C	7,137
Administrative fees—Note 3(a)	15,769
Custodian fees	101,636
Interest expenses	1,452
Transfer agent fees and expenses—Note 3(b)	153,881
Printing fees	30,220
Professional fees	81,715
Registration fees	81,201
Trustee fees—Note 3(e)	13,001
Miscellaneous	13,939
Total Expenses	1,329,645
NET INVESTMENT LOSS	(281,704)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and options	(21,703,104)
Net realized loss on foreign currency transactions	(14,892)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	36,757,580
Net realized and unrealized gain on investments, options and foreign currency	15,039,584
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,757,880

*Foreign withholding taxes	$64,903

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment loss	$(281,704)	$(636,163)
Net realized loss on investments and foreign currency	(21,717,996)	(15,006,368)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	36,757,580	(86,405,116)
Net increase (decrease) in net assets resulting from operations	14,757,880	(102,047,647)
Distributions to shareholders from:
Net realized gains
Class A	—	(17,061,054)
Total distributions to shareholders	—	(17,061,054)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(11,430,468)	(17,917,679)
Class C	1,053,089	606,622
Net decrease from shares of beneficial interest transactions—Note 6	(10,377,379)	(17,311,057)
Total increase (decrease)	4,380,501	(136,419,758)
Net Assets:
Beginning of period	65,203,617	201,623,375
END OF PERIOD	$69,584,118	$65,203,617
Undistributed net investment income (accumulated loss)	$(281,704)	$—

See Notes to Financial Statements.

(This page has been intentionally left blank)

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$10.18	$25.09	$15.57	$12.99	$11.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.08)	(0.13)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	3.42	(12.79)	11.67	4.03	2.01
Total from investment operations	3.37	(12.87)	11.54	3.99	1.94
Distributions from net realized gains	—	(2.04)	(2.02)	(1.41)	—
Net asset value, end of period	$13.55	$10.18	$25.09	$15.57	$12.99
Total return (ii)	33.1%	(55.2)%	83.0%	33.5%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$67,989	$64,865	$201,623	$73,147	$36,630
Ratio of gross expenses to average net assets	2.31%	2.15%	2.17%	2.36%	2.77%
Ratio of expense reimbursements to average net assets	0.00%	(0.25)%	(0.25)%	(0.16)%	(0.51)%
Ratio of net expenses to average net assets	2.31%	1.90%	1.92%	2.20%	2.26%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.43)%	(0.71)%	(0.30)%	(0.56)%
Portfolio turnover rate	149.17%	190.60%	107.57%	192.21%	288.53%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
		From
		3/3/2008
		(commence-
		ment of
	Year ended	operations) to
	10/31/2009	10/31/2008 (i)
Net asset value, beginning of period	$10.16	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	3.41	(7.99)
Total from investment operations	3.27	(8.04)
Net asset value, end of period	$13.43	$10.16
Total return (iii)	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,595	$339
Ratio of gross expenses to average net assets	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	(0.21)%
Ratio of net expenses to average net assets	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(1.19)%	(0.52)%
Portfolio turnover rate	149.17%	190.60%

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

(iii)       Does not reflect the effect of sales charges, if applicable.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger China-U.S. Growth Fund (formerly The China-U.S. Growth Fund) (the “Fund”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by normally investing in equity securities which are publicly traded in the United States, China, Hong Kong and Taiwan markets. The Fund commenced operations on November 3, 2003 with the issuance of 10,000 shares at $10.00 per share to Fred Alger Management, Inc. (“Alger Management”), the Fund’s investment manager. The Fund’s single share class was re-designated as Class A shares effective January 24, 2005, and are generally subject to an initial sales charge. Class C shares were first offered March 3, 2008, and are generally subject to a deferred sales charge.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

Short-term securities held by the Fund having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended October 31, 2009, there were no written options.

The Fund may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. There were no option transactions during the year ended October 31, 2009.

(e) Lending of Portfolio Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned.

In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ending October 31, 2009.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Fund maintain such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Fund’s open tax years of 2006-2009 in these jurisdictions, the Fund has determined that ASC 740 did not have a material impact on the Fund’s financial statements for the year ended October 31, 2009.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

Advisory	Administration
Fee	Fee
1.20%	0.0275%

Martin Currie, Inc., a registered investment advisor, acts as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management.

(b) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Fund (“BFDS”) and other related services. During the year ended October 31, 2009, the Fund incurred fees of $21,572 for these

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

services provided by Alger Management which are included in transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2009, the initial sales charges and contingent deferred sales charges retained by Fred Alger & Company (the “Distributor”), were approximately $4,669 and $637, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(d) Brokerage Commissions: During the year ended October 31, 2009, the Fund paid Fred Alger & Company, Incorporated (“Alger Inc.”), an affiliate of Alger Management, $45,790 in connection with securities transactions.

(e) Trustees’ Fees: The Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of .25% of the average daily net assets of the Class A shares and 1.00% of the daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(g) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds. If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding during the year ended October 31, 2009.

(h) Other Transactions with Affiliates: Certain trustees and officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 2009:

	PURCHASES	SALES
Alger China-U.S. Growth Fund	$82,168,689	$94,587,640

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2009, the Funds had the following borrowings:

	AVERAGE	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger China-U.S. Growth Fund	$84,479	3.37%

The highest amount borrowed during the year ended October 31, 2009 was $1,977,734.

NOTE 6 — Share Capital:

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger China-U.S. Growth Fund
Class A:
Shares sold	1,034,492	$12,155,008	2,119,855	$41,320,905
Dividends reinvested	—	—	692,401	13,695,683
Shares redeemed	(2,386,547)	(23,585,476)	(4,480,405)	(72,934,267)
Net decrease	(1,352,055)	$(11,430,468)	(1,668,149)	$(17,917,679)
Class C:
Shares sold	104,858	$1,278,801	38,183	$662,404
Shares redeemed	(19,425)	(225,712)	(4,865)	(55,782)
Net increase	85,433	$1,053,089	33,318	$606,622

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED	FOR THE YEAR ENDED
OCTOBER 31, 2009	OCTOBER 31, 2008
$23,945	$443,981

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2009 and the year ended October 31, 2008 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Distributions paid from:
Ordinary Income	—	$13,376,315
Long-term capital gain	—	3,684,739
Total distributions paid	—	$17,061,054

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$109,499
Undistributed long-term gain	—
Unrealized appreciation	$11,303,958

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $34,560,826 of which $12,021,793 expires in 2016 and $22,539,033 expires in 2017. This amount may be applied against future net realized gains until the earlier of their utilization or expiration.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments. The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at fair value:

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$6,214,279	$2,609,438	$3,604,841	—
Consumer Staples	2,965,047	1,417,829	1,547,218	—
Energy	4,957,427	1,199,429	3,757,998	—
Financials	14,160,113	1,622,863	12,537,250	—
Health Care	4,037,022	4,037,022	—	—
Industrials	7,842,575	3,495,549	4,347,026	—
Information Technology	19,279,027	12,800,201	6,478,826	—
Materials	5,345,006	3,706,768	1,638,238	—
Telecommunication Services	792,134	—	792,134	—
Utilities	476,901	—	476,901	—
TOTAL COMMON STOCKS	66,069,531	30,889,099	35,180,432	—
CONVERTIBLE PREFERRED STOCK
Materials	1,178,820	1,178,820	—	—
CORPORATE BONDS
Corporate Bond - Domestic	639,850	—	639,850	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	1,486,008	1,486,008	—	—
TOTAL INVESTMENTS IN SECURITIES	$69,374,209	$33,553,927	$35,820,282	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of ASC 815 is required for fiscal years and interim periods beginning after November 15, 2008.  The Fund early adopted the provisions of ASC 815 on November 1, 2008.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Fund purchases put options or writes covered call options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Litigation:

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims were dismissed by the court, the class and derivative suits were settled in principle, but such settlement remains subject to court approval.

NOTE 11 — Subsequent Event:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2009 through December 23, 2009, the date that these financial statements were issued. No such events have been identified which require recognition and disclosure as of October 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger China-U.S. Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger China – U.S. Growth Fund (the “Fund”), including the schedule of investments, as of October 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Fund’s statement of changes in net assets for the year ended October 31, 2008, and the financial highlights for the for the four years in the period ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above us, present fairly, in all material respects, the financial position of Alger China – U.S. Growth Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2009

ALGER CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2009 and ending October 31, 2009.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Ratio of
					Expenses to
					Average
				Expenses	Net Assets
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2009	October 31, 2009	2009(a)	2009(b)
Class A	Actual	$1,000.00	$1,273.20	$13.24	2.31%
	Hypothetical(c)	1,000.00	1,013.56	11.72	2.31

Class C	Actual	1,000.00	1,269.10	17.33	3.03
	Hypothetical(c)	1,000.00	1,009.93	15.35	3.03

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized

(c)        5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, The Alger Institutional Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (48)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (56)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (64)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (75)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (77)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (47)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (72)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Dan C. Chung (47) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2003	N/A

Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC.	2005	N/A

Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2009, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the “Agreement”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Fund and Alger Management’s services by Callan Associates Inc. (“Callan”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials. At the outset of the presentation the Trustees were informed that from time to time Callan may recommend Alger Management to certain of Callan’s consulting or other clients as an investment adviser and that this fact might be deemed to give rise to a potential conflict of interest for Callan in its services to the Trust.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund, with the Fund’s sub-adviser providing portfolio management advice with respect to China securities.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund’s portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by

Callan, the characteristics of the Fund’s portfolio had, since inception, been typical of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Fund.  Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 8/31/09), second-quarter, and 1-, 3-, and 5- year periods (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They determined that the overall performance of the Fund, including its performance during the year to date, had generally been very good by these measures other than in the difficult year 2008. They took note of Callan’s observation that the distinctive nature of the Fund made selection of a true peer group very difficult.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2009. In addition, the Trustees reviewed the Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee for the Fund was higher than most of the fees in the Callan reference group, although the expense ratio for the Fund’s Class A shares, which represented 98% of the Fund’s assets at 8/31/09, was near the median for the reference group After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that

Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the six months through June 30, 2009 and the twelve months through December 31, 2008, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a significant portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s overall performance was good.

•                  The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund’s assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Renewal of the Sub-Advisory Agreement

At the same meeting, the Trustees, including the Independent Trustees, unanimously approved renewal of the Sub-Advisory Agreement for the Fund between Martin Currie Inc. and Alger Management. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session.

In evaluating the Sub-Advisory Agreement, the Trustees drew on materials from Martin Currie that had been provided to them in advance of the meeting as well as their knowledge of Martin Currie gained at prior years’ meetings. The Trustees were also furnished with a copy of Martin Currie’s registration statement on Form ADV as filed with the SEC, a memorandum from counsel discussing the Trustees’ legal responsibilities in considering renewal of the Sub-Advisory Agreement, and a copy of the Sub-Advisory Agreement itself.

Nature, Extent and Quality of Services; Investment Performance.  In considering the nature, extent and quality of the services provided by Martin Currie pursuant to the Sub-Advisory Agreement, the Trustees relied on the foregoing materials and discussions with Alger Management personnel. They noted Martin Currie’s extensive background and resources as an investment management company in general and with respect to Greater China investments in particular and the experience and qualifications of the Martin Currie personnel who would be supplying portfolio management services to the Fund. As to performance history, they noted that the performance of the Fund during Martin Currie’s tenure had generally been good. The Trustees concluded that Martin Currie’s experience, resources and strength in areas of importance to the Fund are considerable.

Profitability; Economies of Scale; Sub-Advisory Fee. In evaluating the sub-advisory fee paid to Martin Currie, the Trustees did not consider the profitability of the Sub-Advisory Agreement to Martin Currie and its affiliates or the topic of economies of scale, having determined that these topics would be more appropriately addressed in the course of a review of the Fund’s Investment Management Agreement with Alger Management. As to the sub-advisory fee itself, the Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Martin Currie was providing to the Fund and of the fee to be paid by the Fund to Alger Management, there was no reason not to conclude that the fee to Martin Currie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Sub-Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided by Martin Currie were adequate and appropriate.

•                  The Board concluded that the fee to be paid to Martin Currie by Alger Management was fair and reasonable.

•                  The Board determined that attention to economies of scale was more appropriately paid in the context of a review of the Investment Advisory Agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Fund’s Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

Change in Independent Registered Public Accounting Firm

On May 12, 2009, Deloitte & Touche LLP was selected as the Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Deloitte & Touche LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During such fiscal periods and through May 12, 2009, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

ALGER CHINA-U.S. GROWTH FUND

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

SAC 103109

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2008	$30,000
October 31, 2008	$33,600

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2008	$3,650
October 31, 2008	$4,500

d) All Other Fees:

October 31, 2008	$6,000
October 31, 2008	$12,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2009	$145,700
October 31, 2008	$282,950 and 15,068 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S Growth Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 22, 2009